ERI INVESTOR PRESENTATION (NASDAQ: ERII)

March 2016

energy recovery™

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include statements about market trends, possible future revenue growth, and business strategy. These statements represent our current expectations about future events, are based on assumptions, and involve risks and uncertainties.

If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors that could cause actual results to differ materially. A detailed discussion of these factors and uncertainties is contained in the reports of the Company files with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements made in this presentation except as required by law.

ENERGY RECOVERY SNAPSHOT

Who We Are

- An energy solution provider
- A technology leader in applying fluid dynamics and advanced materials science



What We Do

- Create markets to preserve or eliminate pumps that are subject to and destroyed by hostile process fluids
- Convert wasted pressure energy into a reusable asset

Key Developments

- Signed 15-year license in October 2015 with Schlumberger ("SLB) for VorTeq Technology
- Installed first energy recovery device in Saudi Aramco production portfolio
- Stock up 300% since SLB agreement peaking at $10.08 from $2.47, while S&P 500 Energy Index is down 7%(1)



(1) Stock performance based on October 18, 2015- March 17, 2016

TRANSFORMATIONAL YEAR IN THE EVOLUTION OF OUR COMPANY

Value Creation

1H'2015

- Reloaded Growth Strategy
- New Leadership Team
- Started Liberty Field Trials with VorTeq
- Installed ERD in Saudi Aramco production portfolio

2H'2015

- Executed 15-year Deal with Schlumberger (October 2015)
- Margin Expansion of 1,500 Basis Points
- FY'2015 Revenue Increased 47% y/y
- Ended Year with $100MM of cash, no debt
- Successful Completion of Field Trials

2016

- On Schedule to achieve Milestone 1 and Milestone 2
- Monetize centrifugal product lines through direct sales, strategic partnership, and/or licensing
- Build on momentum in oil & gas

2017

- Commercialize VorTeq and receive annual royalty income stream
- Achieve proof of concept for derivatives of Pressure Exchanger Technology

INVESTMENT HIGHLIGHTS

Validation of New Corporate Strategy & Reconstituted Management Team

- Corporate speed and agility
- Signed 15 year exclusive licensing agreement with Schlumberger

Financial Strength

- Industry leading balance sheet (~$100MM in cash, no debt)
- Momentum to achieve break-even profitability in 2016

Line of sight to significant growth

- Commercialize VorTeq Technology
- Further penetration of Saudi Aramco production portfolio

Perpetual Innovation

- Pressure exchanger technology, adaptable to other industries
- Target-rich product development road map
- World-class Engineering talent

PRODUCT PORTFOLIO


ROI
Turbine
Up-to 70% Efficiency
IsoGen Applications
▪ Gas Processing
▪ Pipelines
Pressure Exchanger
Up-to 98% Efficiency
Fracing: VorTeq
Desal: PX
Turbo Charger
Up-to 75% Efficiency
IsoBoost Applications
▪ Gas Processing
▪ Ammonia
Efficiency

$4 BILLION GLOBAL RECURRING MARKETS

WATER

Desal

$50M

O&G

Hydraulic Fracturing

$1.4B

Gas Processing

$369M

Pipelines

$936M

CHEMICALS

Ammonia

$838M



Emerging Markets
Hydraulic Fracturing

SIGNED 15-YEAR LICENSE AGREEMENT WITH SCHLUMBERGER

- **Agreement provides exclusive rights to ERI's VorTeq™ Hydraulic Pumping System**
  - Commercializes the VorTeq™ technology with one of the industry's most respected oil-field services companies
- **Highlights**
  - 2015: Schlumberger paid an upfront $75M exclusivity fee
  - 2016: Schlumberger will pay two separate $25M milestone payments (for a total of $50M) subject to certain KPI's
  - 2017 – 2030
    - ✓ Annual royalties of $1.5M per VorTeq
    - ✓ $80 -$200M in steady-state royalty income subject to satisfying KPI's
  - Minimum adoption curves
    - ✓ Existing pumping model – beginning in 2017, 100% fleet penetration by 2022
    - ✓ New pumping model – beginning in 2020, 100% fleet penetration by 2025
  - Royalty payments on a "take or pay" basis

VORTEQ INTEGRATION

Status Quo


SAND TANK
WATER TANK
CHEMICAL TANK
BLENDER
MISSILE

With VorTeq


WATER TANK
SAND TANK
CHEMICAL TANK
BLENDER
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq™
HP FRAC FLUID OUT
DOWNHOLE

VALUE PROPOSITION – 3 ORDERS OF VALUE CREATION


1
2
3

Reduced Maintenance:
$1 – 2M p/yr p/fleet

Decreased Pump Redundancy / Lower CAPEX:
$1 – 2M p/yr p/fleet

Pumping Paradigm Shift:
$8 - $12M p/yr p/fleet or $4.00 to $5.00 p/BOE

3RD ORDER VALUE PROP – PARADIGM SHIFT

VorTeq™

$8-12M Savings/Fleet

$4-5 Savings/Barrel

1. Migrate to a More Efficient and Cost Effective Pumping Model
2. Dramatically Decrease Operational Footprint
3. Streamline Process



Existing Pumping Model with 15-20 PD Pumps



New Pumping Model with 3-4 Centrifugal Pumps

SPEED & AGILITY – PATH TO COMMERCIALIZATION

Milestone I

- Successfully complete 5 frac stages performed at Schlumberger test facility and satisfy certain KPI's

Milestone II

- KPI: Successfully complete 20 frac stages performed at actual well and satisfy certain KPI's

Commercialization

- Deployment in SLB fleet anticipated in 2017
- Minimum adoption curve to reach 100% fleet penetration in 5 years



Liberty Oilfield Services Agreement
SLB Agreement $75 Million
SLB Deployment
July'14
Oct'15
2016
Aug'13
Q4'15
2017+
VorTeq Concept Invented
Field trial complete
Milestone 1 $25 Million
Milestone 2 $25 Million
Development
Path to Commercialization
Deploy Technology

On schedule to achieve milestone I & II in 2016 resulting in $50 million payment

Desalination

DESALINATION – OUR FIRST DISRUPTIVE TECHNOLOGY

- **The "PX Pressure Exchanger"**
  - 16,000 PX Devices Installed Worldwide
  - 3-Month Payback
  - 25-year Life with No Maintenance
  - Dominant Global Market Share
  - 60%+ Gross Margins
- **Compelling Short and Long Term Market Opportunity**
  - Global Water Demand / Supply Gap


energy
recovery

"So disruptive, it's almost too good to be true."



DESALINATION WITH PX PRESSURE EXCHANGER


MEMBRANES
HIGH PRESSURE PUMP
CIRCULATION PUMP
PX DEVICE/ARRAY





Emerging Markets

Gas Processing, Ammonia, Pipelines

PAIN POINTS

Downtime is Costly

Excessive Redundancy & Maintenance

High Energy Consumption

Common Denominator: Pumps

OUR SOLUTION – GAS PROCESSING

Status Quo


Sweet gas
Lean amine
Contactor
High pressure pump
High pressure pump
High pressure pump
Sour gas
Rich amine
Letdown valve
Heat exchanger
To regenerator
From regenerator

With IsoBoost


Sweet gas
Lean amine
Contactor
Reduced size
high pressure pump
Sour gas
IsoBoost™
System
To regenerator
Rich amine
Heat exchanger
From regenerator

OUR SOLUTION - AMMONIA

Status Quo



TREATED SYNGAS
CO_2 PRODUCT
LEAN SOLVENT
ABSORBER
HIGH PRESSURE PUMP
REGENERATOR
FEED SYNGAS
RICH SOLVENT
LETDOWN VALVE
FLASH TANK*
HEAT EXCHANGER
* AS APPLICABLE

With IsoBoost



TREATED SYNGAS
CO_2 PRODUCT
LEAN SOLVENT
ABSORBER
LESS PUMPING REQUIRED
REGENERATOR
FEED SYNGAS
IsoBoost™ System
RICH SOLVENT
FLASH TANK*
HEAT EXCHANGER
* AS APPLICABLE

OUR SOLUTION - PIPELINES

Status Quo


LOST
ENERGY
LOST
ENERGY
LOST
ENERGY
Mountains
Pumping station
Terminal or refinery

Vertical Pipelines Must be Depressurized

With IsoGen


Mountains
IsoGen
Mountains
IsoGen
Pumping station
Terminal or refinery

Pressure Generating Power

Strategic Imperatives

Short Term and Long Term Goals

PERPETUAL INNOVATION – PRODUCT DEVELOPMENT

- **Develop "PX as a Pump" applications that increase ERI's total addressable market and support the following criteria:**
  - High rates of fluid flow
  - High pressure differentials
  - High degrees of capital intensity in the form of pumping assets

- **Innovation is in our DNA highlighted by meaningful R&D capital spend**
  - 27.5% of OPEX in 2014
  - 20.2% of OPEX in 2015

- **Invest in our future**
  - Monetize intellectual property, balancing risk and return



Develop derivatives of Pressure Exchanger Technology every 24 months, in annual cycles

SHAREHOLDER VALUE CREATION: STRATEGIC IMPERATIVES



Commercialize VorTeq - on schedule to achieve milestone I and II in 2016, begin deployment in 2017



Innovate and achieve proof of concept of new products that are derivatives of Pressure Exchanger Technology every 24 months, in annual cycles



Enhance market position in Desalination



Monetize centrifugal product lines (IsoBoost and IsoGen) through direct sales, strategic partnership, and/or licensing